Exhibit 10.41

Execution Version

Dated 18 June 2013

PARAGON SHIPPING INC.
as Borrower

and

THE BANKS AND FINANCIAL INSTITUTIONS
LISTED IN SCHEDULE 1
as Lenders

and

THE BANKS AND FINANCIAL INSTITUTIONS
LISTED IN SCHEDULE 2
as Lead Arrangers and Swap Banks

and

NORDEA BANK FINLAND PLC, London Branch
as Agent, Bookrunner
and as Security Trustee

and

OVATION SERVICES INC.,
CORAL VENTURES INC.,
WINSELET SHIPPING & TRADING CO. LTD.,
AMINTA INTERNATIONAL S.A.
and
ADONIA ENTERPRISES S.A.
as Guarantors

SUPPLEMENTAL AGREEMENT
relating to
a facility of (originally) up to US$89,515,100 to part finance the purchase price of four Handymax bulk carriers

Watson, Farly & Williams

Index

Clause		Page

1	Interpretation	2
2	Agreement of the Creditor Parties	2
3	Conditions Precedent	2
4	Representations and Warranties	3
5	Amendment and Supplement of Loan Agreement, Master Agreements and Other Finance Documents	4
6	Further Assurances	5
7	Fees and Expenses	6
8	Communications	7
9	Supplemental	7
10	Law and Jurisdiction	7
Schedule 1 lenders		8
Schedule 2 Lead Arrangers and Swap Banks		9
Schedule 3 Existing Ships		10
Schedule 4 Existing Mortgages		11
Execution Page		12
Appendix Form of Mortgage Addendum		16

THIS AGREEMENT is made on 18 June 2013

PARTIES

(1)
PARAGON SHIPPING INC., a corporation incorporated in the Republic of the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, the Marshall Islands MH96960 as Borrower (the "Borrower")

(2)	THE BANKS AND FINANCIAL INSTITUTIONS listed in Schedule 1 as Lenders (the "Lenders")

(3)	THE BANKS AND FINANCIAL INSTITUTIONS listed in Schedule 2 as Lead Arrangers (the "Lead Arrangers")

(4)	THE BANKS AND FINANCIAL INSTITUTIONS listed in Schedule 2 as Swap Banks (the "Swap Banks")

(5)	NORDEA BANK FINLAND PLC, London Branch, acting through its office at City Place House, 55 Basinghall Street, London, EC2V 5NB as Agent (the "Agent")

(6)	NORDEA BANK FINLAND PLC, London Branch, acting through its office at City Place House, 55 Basinghall Street, London, EC2V 5NB as Security Trustee (the "Security Trustee")

(7)	NORDEA BANK FINLAND PLC, London Branch, acting through its office at City Place House, 55 Basinghall Street, London, EC2V 5NB as Bookrunner ("Bookrunner")

(8)
OVATION SERVICES INC. a corporation incorporated in the Republic of the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Islands, Majuro, the Marshall Islands MH96960 and CORAL VENTURES INC., WINSELET SHIPPING & TRADING CO. LTD., AMINTA INTERNATIONAL S.A. and ADONIA ENTERPRISES S.A. each being a corporation incorporated on the Republic of Liberia whose registered offices are at 80 Broad Street, Monrovia, Liberia (together the "Guarantors" and each a "Guarantor")

BACKGROUND

(A)
By a loan agreement dated 5 May 2011 (as amended and supplemented pursuant to a waiver and amendment letter dated 13 January 2012 and a supplemental agreement dated 30 January 2013) and made between (i) the Borrower, (ii) the Lenders, (iii) the Lead Arrangers, (iv) the Swap Banks, (v) the Bookrunner, (vi) the Agent and (vii) the Security Trustee, the Lenders have agreed to make available to the Borrower a facility of (originally) US$89,515,100.

(B)
By guarantees each dated 5 May 2011 each of the Guarantors agreed to guarantee the obligations of the Borrower to the Creditor Parties pursuant to the Loan Agreement, any Master Agreement and any other Finance Document.

(C)
By written notice dated 18 April 2013, the Borrower has, pursuant to Clauses 8.12 and 8.13 of the Loan Agreement, voluntarily cancelled Commitments of US$7,000,000. The amount available for drawing as of the date of this Agreement is US$25,394,427.

(D)	The Borrower and the Security Parties have requested that the Creditor Parties consent to, among other things, amend the repayment schedule in relation to Hull 612.

(E)
This Agreement sets out the terms and conditions on which the Creditor Parties agree, with effect on and from the Effective Date, at the request of the Borrower and the Security Parties, to those matters set out in Clause 2.1 and to the consequential amendment of the Loan Agreement, any Master Agreement and amendment of the other Finance Documents in connection with those matters.

OPERATIVE PROVISIONS

IT IS AGREED as follows:

1	INTERPRETATION

1.1	Defined expressions

Words and expressions defined in the Loan Agreement shall have the same meanings when used in this Agreement unless the context otherwise requires.

1.2	Definitions

In this Agreement, unless the contrary intention appears:

"Effective Date" means the date on which the conditions precedent in Clause 3 are satisfied.

"Existing Mortgages" means the Mortgages listed in Schedule 4 and, in the singular, means any one of them.

"Existing Ships" means the Ships listed in Schedule 3 and, in the singular, means any one of them.

"Loan Agreement" means the loan agreement dated 5 May 2011 (as amended and supplemented by a waiver and amendment letter dated 13 January 2012 and a supplemental agreement dated 30 January 2013) as referred to in Recital (A).

"Mortgage Addendum" means, in relation to each Existing Mortgage, the addendum thereto in the form set out in the Appendix hereto and, in the plural, means all such Mortgage Addenda.

"Signing Date" means the date on which this Agreement is signed.

1.3	Application of construction and interpretation provisions of Loan Agreement

Clauses 1.2 and 1.5 of the Loan Agreement apply, with any necessary modifications, to this Agreement.

2	AGREEMENT OF THE CREDITOR PARTIES

2.1	Agreement of the Lenders and other Creditor Parties

The Lenders and the other Creditor Parties agree, subject to and upon the terms and conditions of this Agreement, to the amendment and supplement of the Loan Agreement, any Master Agreement and the Finance Documents to be made pursuant to Clauses 5.1 and 5.2.

2.2	Effective Date

The agreement of the Lenders and the other Creditor Parties contained in Clause 2.1 shall have effect on and from the Effective Date.

3	CONDITIONS PRECEDENT

3.1	General

The agreement of the Lenders and the other Creditor Parties contained in Clauses 2.1 and 2.2 is subject to the fulfilment of the conditions precedent in Clause 3.2.

3.2	Conditions precedent

The conditions referred to in Clause 3.1 are that the Agent shall have received the following documents and evidence, in all respects in form and substance satisfactory to the Agent and its lawyers on or before 28 June 2013 or such later date as the Agent may agree with the Borrower and the other Security Parties:

(a)
documents of the kind specified in Schedule 3, Part A, paragraphs 3, 4 and 5 of the Loan Agreement as amended and supplemented by this Agreement notarised as required and updated with appropriate modifications to refer to this Agreement and the Mortgage Addenda and, to the extent these have changed since they were last provided to the Agent, documents of the kind specified in Schedule 3, Part A, paragraph 2 of the Loan Agreement or a certificate confirming that these documents remain in full force and effect and have not been modified or amended in any way since the date of their delivery to the Agent;

(b)	a duly executed original of this Agreement duly executed by the parties to it;

(c)	a duly executed original of each Mortgage Addendum;

(d)
documentary evidence that in the case of each Existing Ship, the relevant Mortgage Addendum has been duly recorded against that Existing Ship as a valid addendum to the relevant Existing Mortgage according to the laws of Liberia;

(e)
evidence that the Agent has received the amendment fee payable under Clause 7.1 and that all other fees and expenses payable pursuant to Clause 7.2 of this Agreement or clause 20 of the Loan Agreement have been paid;

(f)
to the extent required by any change in applicable law and regulation or any changes in the Creditor Parties' own internal guidelines since the date on which the applicable documents and evidence were delivered to the Agent pursuant to clause 9.1(a) and Schedule 3 Part A paragraph 9 of the Loan Agreement, such further documents and evidence as the Agent shall require relating to each Creditor Party's "know your customer" requirements;

(g)
favourable legal opinions from lawyers appointed by the Agent on such matters of Marshall Islands and Liberia law and any further opinions, consents, agreements and documents in connection with this Agreement, the Master Agreements and the Finance Documents which the Agent may reasonably request by notice to the Borrower prior to the Effective Date; and

(h)	that both at the Signing Date and at the Effective Date no Event of Default or Default has occurred.

4	REPRESENTATIONS AND WARRANTIES

4.1	Repetition of Loan Agreement representations and warranties

The Borrower represents and warrants to the Creditor Parties that the representations and warranties in clause 10 of the Loan Agreement (other than clause 10.3), as amended by this Agreement and updated with appropriate modifications to refer to this Agreement and, where appropriate, each Mortgage Addendum remain true and not misleading if repeated on the date of this Agreement with reference to the circumstances now existing.

4.2	Repetition of Finance Document representations and warranties

The Borrower and each Guarantor represents and warrants to the Creditor Parties that the representations and warranties in the Finance Documents (other than the Loan Agreement) to which it is a party, as amended by this Agreement and updated with appropriate modifications to refer to this Agreement and, where appropriate each Mortgage Addendum, remain true and not misleading if repeated on the date of this Agreement with reference to the circumstances now existing.

5	AMENDMENT AND SUPPLEMENT OF LOAN AGREEMENT, MASTER AGREEMENTS AND OTHER FINANCE DOCUMENTS

5.1	Specific amendment and supplement of the Loan Agreement

With effect on and from the Effective Date, the Loan Agreement shall be amended as follows:

(a)	The definition of "Mortgage" in Clause 1.1 shall be read and construed so as to include each Mortgage Addendum executed pursuant to this Agreement;

(b)	Clause 4.2(a) of the Loan Agreement shall be deleted and replaced with the following:

"a Drawdown Date has to be a Business Day during the Availability Period and (i) in the case of Hull 612 a date falling no later than the Scheduled Delivery Date for Hull 625 or (ii) in the case of each other Ship a date falling no later than 180 days after the Scheduled Delivery Date for that Ship;";

(c)	Clause 4.2(c) of the Loan Agreement shall be amended by adding the following words at the end of the clause:

"other than in relation to Hull 612 where such Advance shall be made on the Delivery Date (but not before delivery) of Hull 625";

(d)	Clause 4.2(d) of the Loan Agreement shall be amended by deleting the words " Delivery Date" in sub-clause (A) and replacing this with "Drawdown Date";

(e)	Clause 8.1 shall be deleted and replaced with the following:

"Amount of repayment instalments.

(a)
The Borrower shall repay each Advance (other in relation to Hull 612) by (i) equal consecutive quarterly instalments each in an amount equal to one sixtieth (1/60th) of the relevant Advance and (ii) the Balloon Amount, as the same may from time to time be reduced in accordance with Clause 8.10 below; and

(b)
The Borrower shall repay the Advance in relation to Hull 612 by (i) equal consecutive quarterly instalments each in an amount equal to one fifty-fifth (1/55th) of that Advance and (ii) the Balloon Amount, as the same may from time to time be reduced in accordance with Clause 8.10 below.";

(f)	Clause 9.1(h) of the Loan Agreement shall be deleted;

(g)	Schedule 3, Part B, paragraph 3 shall be amended by adding the following words after the words "Delivery Date":

"(or in the case of Hull 612 from the Drawdown Date in relation to Hull 612)";

(h)	Schedule 3, Part B, paragraph 5 shall be amended by adding the following words after the words "Delivery Date":

"(or in the case of Hull 612 14 days prior to the Drawdown Date in relation to Hull 612)"; and

(i)
Schedule 5 of the Loan Agreement shall be amended so that in respect of (i) Hull 612 the Advance Drawdown Amount shall be reduced to $11,992,987 and (ii) Hull 625 the Advance Drawdown Amount shall be reduced to $13,401,440.

5.2	Amendments to each Master Agreement

With effect on and from the Effective Date each Master Agreement shall be, and shall be deemed by this Agreement to be, amended so that the definition of, and references throughout to, the Loan Facility and the Credit Support Documents shall be construed as if the same referred to the Loan Agreement and those Credit Support Documents as amended or supplemented by this Agreement, each Mortgage Addendum and, as so amended each Master Agreement shall continue to be binding on each of the parties to it in accordance with its terms as so amended.

5.3	Amendments to Finance Documents

With effect on and from the Effective Date each of the Finance Documents shall be, and shall be deemed by this Agreement to be, amended as follows:

(a)
the definition of, and references throughout each of the Finance Documents to, the Loan Agreement, the Master Agreements and any of the other Finance Documents shall be construed as if the same referred to the Loan Agreement, the Master Agreements and those Finance Documents as amended or supplemented by this Agreement;

(b)
the definition of, and references throughout each of the Finance Documents to, each Mortgage shall be construed as if the same referred to that Mortgage as amended and supplemented by the relevant Mortgage Addendum (if any);

(c)
in relation to the General Assignments relating to each of the Existing Ships, such General Assignments shall be read and construed as supplementing the relevant Existing Mortgage as amended and supplemented pursuant to relevant the Mortgage Addenda (as the case may be) and references therein to the Mortgage shall be read and construed accordingly;

(d)
by construing references throughout each of the Finance Documents to "this Agreement", "this Deed", "hereunder" and other like expressions as if the same referred to such Finance Documents as amended and supplemented by this Agreement.

5.4	Finance Documents to remain in full force and effect

The Finance Documents other than the Loan Agreement and the Master Agreements shall remain in full force and effect as amended by:

(a)	the amendments contained or referred to in Clauses 5.3 and each Mortgage Addendum; and

(b)	such further or consequential modifications as may be necessary to give full effect to the terms of this Agreement.

6	FURTHER ASSURANCES

6.1	Borrower's and Guarantor's obligation to execute further documents etc.

The Borrower and each Guarantor shall:

(a)
execute and deliver to the Security Trustee (or as it may direct) any assignment, mortgage, power of attorney, proxy or other document, governed by the law of England or such other country as the Security Trustee may, in any particular case, specify;

(b)	effect any registration or notarisation, give any notice or take any other step;

which the Security Trustee may, by notice to the Borrower or that Guarantor, specify for any of the purposes described in Clause 6.2 or for any similar or related purpose.

6.2	Purposes of further assurances

Those purposes are:

(a)
validly and effectively to create any Security Interest or right of any kind which the Lender intended should be created by or pursuant to the Loan Agreement or any other Finance Document, each as amended or supplemented by this Agreement, or by the relevant Mortgage Addendum; and

(b)	implementing the terms and provisions of this Agreement.

6.3	Terms of further assurances

The Security Trustee may specify the terms of any document to be executed by the Borrower or the relevant Guarantor under Clause 6.1, and those terms may include any covenants, powers and provisions which the Security Trustee considers appropriate to protect its interests.

6.4	Obligation to comply with notice

The Borrower or the relevant Guarantor shall comply with a notice under Clause 6.1 by the date specified in the notice.

6.5	Additional corporate action

At the same time as the Borrower or the relevant Guarantor delivers to the Security Trustee any document executed under Clause 6.1(a), the Borrower or the relevant Guarantor shall also deliver to the Security Trustee a certificate signed by the Secretary of the Borrower or the relevant Guarantor which shall:

(a)	set out the text of a resolution of the Borrower's or the relevant Guarantor's directors specifically authorising the execution of the document specified by the Security Trustee; and

(b)
state that either the resolution was duly passed at a meeting of the directors validly convened and held throughout which a quorum of directors entitled to vote on the resolution was present or that the resolution has been signed by all the directors and is valid under the Borrower's or the Guarantor's articles of association or other constitutional documents.

7	FEES AND EXPENSES

7.1	Amendment fee

The Borrower shall pay to the Agent on or before the Effective Date a non-repayable amendment fee of $5,000 due to each Lender which is a signatory to this Agreement, to be paid by the Borrower to the Agent for distribution to each Lender.

7.2	Expenses

The provisions of clauses 20.2 through to 20.3 (fees and expenses) of the Loan Agreement, as amended and supplemented by this Agreement, shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary modifications.

8	COMMUNICATIONS

8.1	General

The provisions of clause 28 (notices) of the Loan Agreement, as amended and supplemented by this Agreement, shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary modifications.

9	SUPPLEMENTAL

9.1	Counterparts

This Agreement may be executed in any number of counterparts.

9.2	Third party rights

A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Agreement.

10	LAW AND JURISDICTION

10.1	Governing law

This Agreement and any non-contractual obligations arising in connection with it shall be governed by and construed in accordance with English law.

10.2	Incorporation of the Loan Agreement provisions

The provisions of clause 30 (law and jurisdiction) of the Loan Agreement, as amended and supplemented by this Agreement, shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary modifications.

This Agreement has been duly executed and delivered as a Deed on the date stated at the beginning of this Agreement.

SCHEDULE 1

LENDERS

Lender	Lending Office

Nordea Bank Finland plc, London Branch	City Place House 55 Basinghall Street London EC2V 5NB Fax: +44 (0) 20 7726 9188 Attn: Shipping Department

with a copy to	Fax: +44(0)207726 9102 Attn: Loan Administration

NIBC Bank N.V.	Carnegieplein 4 2517 KJ The Hague The Netherlands Fax: +31 (0) 70 342 5577 Attn: Michael de Visser / Frederik de Haas van Dorsser

ITF International Transport Finance Suisse AG	Wasserwerkstrasse 12 CH-8006 Zurich Switzerland Fax: +41 44 3656 213 Attn: Ms Natalja Formuzala

Skandinaviska Enskilda Banken AB (publ)	SE-106 40 Stockholm Sweden

contact for credit matters	P.O. Box 1843, Vika Filipstad Brygge 1 NO-0123 Oslo Norway Fax: +47 22 827 131 Attn: Trine von Erpecom / Egil Aarrestad

SCHEDULE 2

LEAD ARRANGERS AND SWAP BANKS

Lead Arrangers and Swap Banks	Office

Nordea Bank Finland plc, London Branch	City Place House 55 Basinghall Street London EC2V 5NB Fax: +44 (0) 20 7726 9188 Attn: Shipping Department

Copy fax: +44 (0) 20 7726 9102 Attn: Loan Administration

NIBC Bank N.V.	Carnegieplein 4 2517 KJ The Hague The Netherlands Fax: +31 (0) 70 342 5577 Attn: Michael de Visser / Frederik de Haas van Dorsser

Skandinaviska Enskilda Banken AB (publ)	SE-106 40 Stockholm Sweden

contact for credit matters	P.O. Box 1843, Vika Filipstad Brygge 1 NO-0123 Oslo Norway Fax: +47 22 827 131 Attn: Trine von Erpecom / Egil Aarrestad

Lead Arranger	Office

ITF International Transport Finance Suisse AG	Wasserwerkstrasse 12 CH-8006 Zurich Switzerland Fax: +41 44 3656 213 Attn: Ms Natalja Formuzala

SCHEDULE 3

EXISTING SHIPS

	Ship	Owner

1	PROSPEROUS SEAS	Coral Ventures Inc.

2	PRECIOUS SEAS	Winselet Shipping & Trading Co. Ltd

SCHEDULE 4

EXISTING MORTGAGES

	Mortgage	Date

1	in respect of PROSPEROUS SEAS	4 May 2012 (as amended by mortgage addendum dated 31 January 2013)

2	in respect of PRECIOUS SEAS	18 June 2012 (as amended by mortgage addendum dated 31 January 2013)

EXECUTION PAGE

THE BORROWER

EXECUTED as a DEED by	)
	)	/s/ Kulraj Badhesha	/s/ Ariane Le Strat
for and on behalf of	)	Kulraj Badhesha	Ariane Le Strat
PARAGON SHIPPING INC.	)	Attorney-in-Fact	Attorney-in-Fact
in the presence of:	)
/s/ Alice Bushell	)
Alice Bushell Trainee Solicitor London EC2A 2HB	)

THE LENDERS

EXECUTED as a DEED by	)
	)	/s/ Craig Bruce
for and on behalf of	)	Craig Bruce
NORDEA BANK FINLAND PLC, London Branch	)	Attorney-in-Fact
in the presence of:	)
/s/ Christoforos	)
Christoforos SOLICITOR WATSON, FARLEY & WILLIAMS 89 AKTI MIAOULI PIRAEUS 185 38 - GREECE	)

EXECUTED as a DEED by	)
	)	/s/ Michael de Visser	/s/ Maurice Wijmans
for and on behalf of	)	Michael de Visser	Maurice Wijmans
NIBC BANK N.V.	)	Director	Director
in the presence of:	)
/s/ E Annokkee
E Annokkee

EXECUTED as a DEED by	)
	)	/s/ Carsten Gutknecht-Stöhr	/s/ Alexander Schaffert
for and on behalf of	)	Carsten Gutknecht-Stöhr	Alexander Schaffert
ITF INTERNATIONAL TRANSPORT FINANCE	)
SUISSE AG	)
in the presence of:	)
/s/ George Kyriakatos
George Kyriakatos

EXECUTED as a DEED by	)
	)	/s/ Erling Amundsen	/s/ Per Olav Bucher-Johannessen
for and on behalf of	)	Erling Amundsen	Per Olav Bucher-Johannessen
SKANDINAVISKA ENSKILA BANKEN AB (PUBL))
in the presence of:	)
/s/

LEAD ARRANGERS

EXECUTED as a DEED	)
	)	/s/ Craig Bruce
for and on behalf of	)	Craig Bruce
NORDEA BANK FINLAND PLC, London Branch	)	Attorney-in-Fact
in the presence of:	)
/s/ Christoforos	)
Christoforos SOLICITOR WATSON, FARLEY & WILLIAMS 89 AKTI MIAOULI PIRAEUS 185 38 - GREECE	)

EXECUTED as a DEED	)
	)	/s/ Michael de Visser	/s/ Maurice Wijmans
for and on behalf of	)	Michael de Visser	Maurice Wijmans
NIBC BANK N.V.	)	Director	Director
in the presence of:	)

EXECUTED as a DEED	)
	)	/s/ Carsten Gutknecht-Stöhr	/s/ Alexander Schaffert
for and on behalf of	)	Carsten Gutknecht-Stöhr	Alexander Schaffert
ITF INTERNATIONAL TRANSPORT FINANCE	)
SUISSE AG	)
in the presence of:	)
/s/ George Kyriakatos
George Kyriakatos

EXECUTED as a DEED	)
	)	/s/ Erling Amundsen
for and on behalf of	)	Erling Amundsen
SKANDINAVISKA ENSKILA BANKEN AB (PUBL))
in the presence of:	)
/s/

SWAPS BANKS

EXECUTED as a DEED	)
)
for and on behalf of	)
NORDEA BANK FINLAND PLC, London Branch	)
in the presence of:	)

EXECUTED as a DEED	)
)
)
for and on behalf of	)
NIBC BANK N.V.	)
in the presence of:	)

EXECUTED as a DEED	)
)
for and on behalf of	)	/s/ Per Olav Bucher-Johannessen
SKANDINAVISKA ENSKILA BANKEN AB (PUBL))		Per Olav Bucher-Johannessen
in the presence of:	)
/s/

BOOKRUNNER

EXECUTED as a DEED	)
)
for and on behalf of	)	/s/ Craig Bruce
NORDEA BANK FINLAND PLC, London Branch	)	Craig Bruce
in the presence of:	)	Attorney-in-Fact
/s/ Christoforos
Christoforos SOLICITOR WATSON, FARLEY & WILLIAMS 89 AKTI MIAOULI PIRAEUS 185 38 - GREECE

THE AGENT

EXECUTED as a DEED	)
)
for and on behalf of	)	/s/ Craig Bruce
NORDEA BANK FINLAND PLC, London Branch	)	Craig Bruce
in the presence of:	)	Attorney-in-Fact
/s/ Christoforos
Christoforos SOLICITOR WATSON, FARLEY & WILLIAMS 89 AKTI MIAOULI PIRAEUS 185 38 - GREECE

THE SECURITY AGENT

EXECUTED as a DEED	)
)
for and on behalf of	)	/s/ Craig Bruce
NORDEA BANK FINLAND PLC, London Branch	)	Craig Bruce
in the presence of:	)	Attorney-in-Fact
/s/ Christoforos
Christoforos SOLICITOR WATSON, FARLEY & WILLIAMS 89 AKTI MIAOULI PIRAEUS 185 38 - GREECE

GURANATORS

EXECUTED as a DEED	)
)
for and on behalf of	)	/s/ Ariane Le Strat
OVATION SERVICES INC.	)	Ariane Le Strat
in the presence of:	)	Attorney-in-Fact
/s/ Alice Bushell
Alice Bushell
Trainee Solicitor
London EC2A 2HB

EXECUTED as a DEED	)
)
for and on behalf of	)	/s/ Ariane Le Strat
CORAL VENTURES INC.	)	Ariane Le Strat
in the presence of:	)	Attorney-in-Fact
/s/ Alice Bushell
Alice Bushell
Trainee Solicitor
London EC2A 2HB

EXECUTED as a DEED	)
)
for and on behalf of	)	/s/ Ariane Le Strat
WINSELET SHIPPING & TRADING CO. LTD.	)	Ariane Le Strat
in the presence of:	)	Attorney-in-Fact
/s/ Alice Bushell
Alice Bushell
Trainee Solicitor
London EC2A 2HB

EXECUTED as a DEED	)
)
for and on behalf of	)	/s/ Ariane Le Strat
AMINITA INTERNATIONAL S.A.	)	Ariane Le Strat
in the presence of:	)	Attorney-in-Fact
/s/ Alice Bushell
Alice Bushell
Trainee Solicitor
London EC2A 2HB

EXECUTED as a DEED	)
)
for and on behalf of	)	/s/ Ariane Le Strat
ADONIA ENTERPRISES S.A.	)	Ariane Le Strat
in the presence of:	)	Attorney-in-Fact
/s/ Alice Bushell
Alice Bushell
Trainee Solicitor
London EC2A 2HB

APPENDIX

FORM OF MORTGAGE ADDENDUM